UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2023

AMERICAN NATIONAL BANKSHARES INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-12820 (Commission File Number)	54-1284688 (I.R.S. Employer Identification No.)

628 Main Street, Danville, Virginia 24541
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (434) 792-5111

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	AMNB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                         ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

The Company held its annual shareholders’ meeting on May 16, 2023. There were 10,368,974 shares of common stock entitled to vote at the annual meeting, of which 7,661,078 shares were present in person or by proxy. At the annual meeting, the Company’s shareholders (i) elected each of the persons listed below to serve as directors of the Company, (ii) ratified the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for 2023, (iii) approved, on an advisory basis, the executive compensation of the Company’s named executive officers as disclosed in the proxy statement related to the annual meeting, and (iv) approved, on an advisory basis, the frequency of an advisory vote on executive compensation.

The Company’s independent inspector of elections reported the vote of the shareholders as follows:

Proposal 1: Election of Class I Directors to Serve Until the 2024 Annual Meeting

Nominees	Votes For	Votes Withheld	Broker Non-Votes	Votes Uncast
Rickey J. Barker	5,500,140	53,810	2,107,128	—
Adrian T. Smith	5,500,042	53,908	2,107,128	—

Proposal 1: Election of Class II Directors to Serve Until the 2025 Annual Meeting

Nominees	Votes For	Votes Withheld	Broker Non-Votes	Votes Uncast
Dan M. Pleasant	5,023,386	530,564	2,107,128	—

Proposal 1: Election of Class III Directors to Serve Until the 2026 Annual Meeting

Nominees	Votes For	Votes Withheld	Broker Non-Votes	Votes Uncast
J. Nathan Duggins III	5,497,912	56,038	2,107,128	—
William J. Farrell II	5,498,973	54,977	2,107,128	—
Tammy Moss Finley	5,426,402	127,548	2,107,128	—
Joel R. Shepherd	5,381,742	172,208	2,107,128	—

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes	Votes Uncast
7,629,225	25,483	6,370	—	—

Proposal 3: Approval of Executive Compensation as Disclosed in the Proxy Statement

Votes For	Votes Against	Abstentions	Broker Non-Votes	Votes Uncast
4,774,597	642,942	136,411	2,107,128	—

Proposal 4: Approval of Frequency of an Advisory Vote on Executive Compensation

1 Year	2 Years	3 Years	Broker Non-Votes	Abstain	Votes Uncast
4,657,618	265,061	510,167	2,107,128	121,104	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American National Bankshares Inc.
(Registrant)

Date: May 18, 2023	By:	/s/ Jeffrey W. Farrar
Jeffrey W. Farrar Senior Executive Vice President, Chief Financial Officer and Chief Operating Officer

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